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                                  HEXCEL CORPORATION
                          1997 EMPLOYEE STOCK PURCHASE PLAN

               1. PURPOSE. The Plan is intended to provide Employees (as defined herein) of the Company and its Designated Subsidiaries, with the opportunity to apply a portion of their compensation to the purchase of Common Stock of the Company in accordance with the terms of the Plan, to promote and increase the ownership of Common Stock by such employees and to better align the interests of the Company's employees and its stockholders and to thereby increase overall stockholder value.

               2.   DEFINITIONS.

               (a)  "BOARD" means the Board of Directors of the Company.

               (b) "BROKERAGE FIRM" means any brokerage firm selected by the Company, from time to time, to establish Investment Accounts for the Participants under the Plan.

               (c) "CODE" means the Internal Revenue Code of 1986, as amended.

               (d) "COMMITTEE" means a committee formed or designated by the Board to administer the Plan.

               (e) "COMMON STOCK" means the Common Stock, $0.01 par value, of the Company.

               (f) "COMPANY" means Hexcel Corporation, a Delaware corporation.

               (g) "COMPENSATION" means all cash compensation, to include regular straight time gross earnings, overtime, shift premium, cash bonuses and commissions.

               (h) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee other than ordinary vacation and short-term disability absences. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

               (i) "CONTRIBUTIONS" means all amounts credited to the Plan Account of a Participant pursuant to the Plan.

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               (j)  "DESIGNATED SUBSIDIARIES" means the Subsidiaries, which have been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

               (k) "EMPLOYEE" means any person, excluding any officer or director or other person or group of persons excluded from the Plan as provided herein, who is a direct employee and on the payroll of the Company or one of its Designated Subsidiaries and who is employed for at least thirty (30) hours per week and more than 1000 hours in a calendar year by the Company or one of its Designated Subsidiaries. The term Employee specifically excludes any person or group of persons who is classified by the Company or its Designated Subsidiary as a temporary employee, contract employee, reserve employee or similar non-direct or temporary designation. It is the intention of the Company that the definition of Employee in this Plan (as applied by the Committee in its sole discretion) shall be determinative for purposes of participation in the Plan, regardless of how a person may be characterized by the Company or its Designated Subsidiary for any other purpose.

               (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (m) "EXERCISE DATE" means the last day of each Offering Period of the Plan.

               (n) "INVESTMENT ACCOUNT" means an Employee Stock Purchase Plan account at the Brokerage Firm, that is established for each Participant and in which all shares of Common Stock purchased by the Participant pursuant to the Plan are held.

               (o) "OFFERING DATE" means the first business day of each Offering Period of the Plan.

               (p) "OFFERING PERIOD" means a period of three (3) calendar months.

               (q) "PARTICIPANT" means any Employee who is eligible to participate in the Plan who has delivered a Subscription Agreement to the Company, whose employment has not terminated and who has not delivered to the Company a Participation Termination Notice.

               (r) "PARTICIPATION TERMINATION NOTICE" has the meaning given thereto in Section 10 hereof.

               (s)  "PLAN" means this Employee Stock Purchase Plan.

               (t) "PLAN ACCOUNT" means, with respect to each Participant, an account established by the Company to record Contributions to the Plan made by such Participant and the use of such Contributions as they are either (i) applied by the Company for the purchase of Common Stock under the Plan for the account of such Participant or
                    (ii) repaid to such Participant pursuant to the Plan.

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               (u)  "SUBSIDIARY" shall mean a corporation, domestic or
                    foreign, of which more than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               3.   ELIGIBILITY.   Any person who has been continuously
employed as an Employee for six (6) months as of the Offering Date of a given Offering Period and has reached the age of majority in the state of his or her residence shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a).

               4.   OFFERING PERIODS.   The Plan shall be implemented by a
series of Offering Periods, with a new Offering Period commencing on January 1 of each year (or at such other time or times as may be determined by the Committee), and subsequent Offering Periods will commence on the first day of each calendar quarter (i.e., April 1, July 1, October 1). The Plan shall continue until terminated in accordance with Section 22 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least fifteen (15) calendar days prior to the scheduled beginning of the first Offering period to be affected.

               5.   PARTICIPATION.

               (a) An Employee who is eligible to participate in the Plan pursuant to Section 3 hereof may become a participant in the Plan by completing a subscription agreement in the form provided by the Company (a "Subscription Agreement") and filing it with the appropriate representative of the Company or the Designated Subsidiary that employs such Employee in accordance with the terms of the Subscription Agreement at any time during the initial Offering Period of the Plan or, for subsequent Offering Periods, not later than fifteen (15) calendar days prior to any Offering Date, unless a later time for filing Subscription Agreements is established by the Committee for all eligible Employees with respect to a given Offering Period. Each eligible Employee's Subscription Agreement shall set forth either (1) the whole percentage of the Participant's Compensation (which shall be not less than 1% and not more than 10%) or (2) the whole dollar amount (that shall not be less than $5.00 and not more than an amount equal to 10%, of such Participant's Compensation) to be deducted by the Company from the Participant's Compensation as Contributions to the Plan. Each Subscription Agreement shall constitute the Employee's (i) election to participate in the Plan for all subsequent Offering Periods until such time as (1) the Company has received notice of termination of participation from such Employee pursuant to Section 10,
                    (2) a new Subscription Agreement designating a different level of participation is delivered to the Company by such Employee or (3) such Employee's termination of employment, and (ii) authorization for the Company to withhold (in the manner determined by the Company or the applicable Subsidiary) any taxes that are required to be withheld by the Company or the

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                    applicable Subsidiary due to the Employee's participation
                    in the Plan or the exercise of any Option or purchase of any Common Stock under the Plan.

               (b) Payroll deductions with respect to each Participant shall commence on the first payday following the first Offering Date following the Company's receipt of the applicable Subscription Agreement and shall end on the last payday on or prior to the termination of such Employee's employment with the Company, unless sooner terminated by the participant as provided in Section 10, provided that, payroll deductions will begin on the first pay period commencing after the delivery of a Subscription Agreement for Participants who join the Plan during the initial Offering Period. To the extent that the Participant elects to have a percentage of his or her compensation deducted, payroll deductions shall automatically be increased or decreased to reflect changes in Compensation during such Offering Period, but a Participant shall not otherwise be entitled to increase or decrease his or her contribution rate during an Offering Period.

               6.   METHOD OF PAYMENT OF CONTRIBUTIONS.

               (a) The Participant shall elect to have payroll deductions made on each payday during the Offering Period either (1) in a whole percentage amount of between one percent (1%) and not more than ten percent (10%) of such Participant's Compensation on each such payday or (2) in a whole dollar amount (that shall be not less than $5.00 and not more than an amount equal to 10% of such Participant's Compensation) of such Participant's Compensation on each such payday, provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the Participant's aggregate Compensation during said Offering Period. All payroll deductions made with respect to a Participant shall be credited to his or her Plan Account. A Participant may not make any additional payments into his or her Plan Account or Investment Account.

               (b) A Participant may discontinue his or her participation in the Plan as provided in Section 10. A Participant may increase or decrease the rate of his or her Contributions for future Offering Periods by completing and filing with the Company a new Subscription Agreement no later than fifteen (15) calendar days prior to the beginning of the Offering Period for which such change will become effective. Subject to the prior sentence, the change in rate shall be effective as of the first pay period ending in the first new Offering Period following the date of filing of the new Subscription Agreement.

               7.   GRANT OF OPTION.    On the Offering Date of each Offering
Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period a number of shares of Common Stock determined by dividing such Employee's Contributions accumulated during such Offering Period prior to such Exercise Date and retained in the Participant's Plan Account

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as of the Exercise Date by eighty-five percent (85%) of the closing price of the Common Stock as determined from the New York Stock Exchange Consolidated Transaction Tape on the Exercise Date or, if there were no sales of Common Stock on such date, on the next preceding date on which such closing price was recorded.

               8. EXERCISE OF OPTION. Unless a Participant withdraws from the Plan as provided in Section 10, each Participant's option for the purchase of shares for a particular Offering Period will be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of whole and fractional shares subject to option will be purchased for the Participant at the price described in Section 7 with the Contributions which were made to the Participant's Plan Account during such Offering Period. The shares of Common Stock purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Exercise Date. A Participant's option to purchase shares of Common Stock hereunder will be exercised only during the Participant's lifetime.

               9. DELIVERY. As promptly as reasonably practicable following each Exercise Date, the Company shall cause the shares purchased by each Participant to be credited to such Participant's Investment Account.
The Company will deliver to the Brokerage Firm or its nominee a stock certificate or other evidence representing all of the full and fractional shares that are to be allocated to the Participant's Investment Accounts, rounded up to the nearest full share (and taking into account any excess shares or fractional shares which are then held by the Brokerage Firm from prior deliveries). Notwithstanding the prior sentence, in lieu of rounding the number of shares up to the nearest full share, the Company may round down to the nearest full share and pay to the Brokerage Firm an amount in cash equal to the value of the fractional share that would otherwise be delivered. Upon termination of the plan, the Brokerage Firm will redeliver to the Company all shares (including fractional shares) of Common Stock that are not allocated to Investment Accounts.

               10.  WITHDRAWAL;  TERMINATION OF EMPLOYMENT.

               (a) A Participant may withdraw all but not less than all the Contributions credited to his or her Plan Account, which have not been applied to the purchase of Common Stock, prior to the Exercise Date of the Offering Period, by giving written notice to the Company (a "Participation Termination Notice") not less than ten (10) calendar days prior to the Exercise Date of such Offering Period. Any Participation Termination Notice delivered subsequent to the tenth calendar day prior to any Exercise Date shall not be effective during the Offering Period during which it was delivered, but will be effective as of the first day of the immediately succeeding Offering Period. Upon the effectiveness of an Employee's Participation Termination Notice, all of the Participant's Contributions credited to his or her Plan Account, which have not been applied to the Purchase of Common Stock, and any taxes that the Company or a Designated Subsidiary withheld in connection therewith, will be paid promptly to the Participant, without interest, and his or her outstanding option will automatically terminate. An Employee who terminates his or her participation in the Plan will not be again eligible to participate in the Plan until the

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                    commencement of the first Offering Period following the
                    expiration of the Offering Period during which the Participant's Participation Termination Notice becomes effective.

               (b) Upon termination of a Participant's Continuous Status as an Employee prior to the Exercise Date of the then current Offering Period for any reason, including retirement or death, the Contributions credited to his or her Plan Account, together with all taxes that the Company or a Designated Subsidiary has withheld in connection therewith, will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, without interest, and his or her outstanding option and future participation in the Plan will automatically terminate.

               (c) Other than as set forth in Section 10(a), a Participant's withdrawal from the Plan, whether voluntary or involuntary, will not affect his or her eligibility to participate in the Plan in the future should he or she again qualify for participation or in any similar plan which may hereafter be adopted by the Company.

               11. INTEREST. No interest shall accrue on the Contributions of a Participant in the plan or any taxes withheld in connection therewith.

               12.  STOCK.

               (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 200,000 shares or such other number of shares as may, from time to time, be determined in the sole discretion of the Board, subject, however, to adjustment upon changes in capitalization of the Company as provided in
                    Section 18. Such shares shall be reserved from the Company's authorized but unissued shares and/or treasury shares that are not otherwise reserved for issuance under any other plan or with respect to any convertible security. If the total number of shares which would otherwise be subject to options granted pursuant to
                    Section 7 hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in a Participant's Plan Account not applied to the purchase of Common Stock pursuant to this Section 12 shall be refunded on or promptly after the applicable Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall cease future withholdings and Contributions under the Plan. Only the number of shares that are issued pursuant to exercised Options shall reduce the number of shares available under the Plan. Shares that become subject to Options which are later terminated shall again be available under the Plan.

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               (b)  Participants will have no interest (including any
                    interest in any ordinary or special dividends) or voting right in shares of Common Stock that are subject to any option until such option has been exercised.

               (c) Upon the written request of the Employee delivered to the Brokerage Firm, the Brokerage Firm will (i) have a share certificate issued for any number of whole shares held in the Employees Investment Account as of the date of such notice and, (ii) if the Employee is no longer participating in the Plan, pay to the Employee in cash an amount equal to the value of any fractional shares held in the Employee's Investment Account as of the date of such notice. Upon termination of an Employee's employment with the Company for any reason, the Company will (i) cause the Brokerage Firm to have a share certificate issued for the full number of whole shares held in the Employee's Investment Account as of the date of such termination, and (ii) pay to the Employee in cash an amount equal to the value of any fractional shares held in the Employee's Investment Account as of the date of such termination. All amounts to be paid to an Employee pursuant to this Section 12(c) with respect to fractional shares shall be determined by reference to the closing price of the Common Stock determined from the New York Stock Exchange Consolidated Transaction Tape on the date of the Employee's notice to the Company or termination, as applicable, or, if there were no sales of the Common Stock on such date, on the next preceding day on which such closing price was recorded. With respect to the certification and delivery to the Employee of the shares held in the Employee's Investment Account, the Company shall pay the fee charged by the Brokeage Firm for such service for the issuance of not more than four certificates per Participant in any calendar year.

               13.  ADMINISTRATION.

               (a) Except as otherwise determined by the Board, the Committee shall administer the Plan. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan and the determinations of the Board, to administer the Plan and to exercise all powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to determine, from time to time, eligible Employees; to interpret and construe the Plan and the provisions of the Subscription Agreements; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Subscription Agreements (which need not be identical) and to cancel or suspend the participation of any Employee or group of Employees, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee or the Board may make any modification or amendment to the Plan that it deems necessary or advisable in order to implement the Plan in a manner consistent with any law or regulation applicable to the Company or any Designated

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                    Subsidiary.  The Committee shall inform all Participants
                    and Employees eligible to participate in the Plan, who would be affected thereby, of any such modification or amendment.

               (b) The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. The Committee may appoint a chairperson and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The Committee shall hold its meetings at such times and places (and its telephonic meetings at such times) as it shall deem advisable. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. Except to the extent otherwise determined by the Board, all decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including, without limitation, the Company, the Participants (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

               (c) No member of the Board or of the Committee shall be liable for any action or determination made in good faith, and the members of the Board or of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation, as it may be amended from time to time.

               14.  DESIGNATION OF BENEFICIARY.

               (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's Plan Account or Investment Account in the event of such Participant's death by delivering notice of such beneficiary to the Company. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) The Participant (subject to spousal consent) may change such designation of beneficiary at any time by written notice delivered to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant,

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                    or if no spouse, dependent or relative is known to the
                    Company, then to such other person as the Company may designate or as may be required by law.

               15. TRANSFERABILITY. Neither Contributions credited to a Participant's Plan Account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10. No Contribution made under this Plan or amount representing a Participant's Plan Account balance shall be subject to execution, attachment or process.

               16. USE OF FUNDS. The Participants' rights with respect to Contributions made to the Plan and the balances, from time to time, in their respective Plan Accounts shall be those of general creditors of the Company or of the applicable Designated Subsidiary. All Contributions received or held by the Company or a Designated Subsidiary under the Plan may be used for any corporate purpose, and the Company or Designated Subsidiary, as applicable, shall not be obligated to segregate such Contributions.

               17. REPORTS AND FEES OF INVESTMENT ACCOUNTS. Individual Investment Accounts will be maintained for each Participant. Statements of account will be given to Participants promptly following each Exercise Date, which statements will set forth the total amount of Contributions to the Plan Account during the most recently completed Offering Period, the per share purchase price and the number of shares purchased on the most recent Exercise Date, and the total number of shares and fractional shares held in such Participant's Investment Account. The Company shall pay the annual and any extraordinary maintenance fees for each Investment Account and the certification fees referenced in Section 12 above. The Participant will be responsible for paying all transaction fees and any certification fee not paid by the Company pursuant to Section 12 hereof.

               18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

               (a) The number of shares of Common Stock covered by each unexercised option under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but which have not yet been issued and are not subject of an unexercised option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan for which the exercise price has been determined but which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustments shall be made by the Board, whose

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                    determination in that respect shall be final, binding and
                    conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) In the event of the proposed dissolution or liquidation of the Company, the then current Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section
                    10. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock).

               (c) The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

               19. AMENDMENT OR TERMINATION. The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant.

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               20.  NOTICES.  All notices or other communications by a
participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

               21.  CONDITIONS UPON ISSUANCE OF SHARES

               (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. If the issuance of any shares of Common Stock pursuant to the Plan is not so registered under the Securities Act, certificates for such shares shall bear a legend reciting the fact that such shares may only be transferred pursuant to an effective registration statement under the Securities Act or an opinion of counsel to the Company that such registration is not required. The Company may also issue "stop transfer" instructions with respect to such shares while they are subject to such restrictions.

               (c) The Company shall use its best efforts to have the shares issued under the Plan listed on each securities exchange on which the Common Stock is then listed as promptly as possible. The Company shall not be obligated to issue or sell any shares under the Plan until they have been listed on each securities exchange on which the Common Stock is then listed.

               (d) The Company will promptly file with the Securities and Exchange Commission a registration statement on Form S-8 covering the issuance of the shares of Common Stock pursuant to this Plan, cause such registration statement to become effective, and keep such registration statement effective for the period that this Plan is in effect.

               22. TERM OF PLAN. The Plan became effective upon its adoption by the Board on May 22, 1997 and shall continue in effect until the earliest to occur of (i) purchase of all shares of Common Stock subject to the Plan, (ii) May 22, 2007, and (iii) the date the Plan is terminated pursuant to Section 19.

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

               23. GOVERNING LAW. To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

               24.  SAVINGS CLAUSE.     This Plan is intended to comply in
all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulations, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

                           *     *     *     *     *     *

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